SELECTHLIFE III
Flexible Premium Variable Life Insurance Policies Issued by ReliaStar Life Insurance Company and its ReliaStar SelectHLife Variable Account
Supplement dated October 8, 2002 to the Prospectus dated May 1, 2001
This supplement adds certain information to your May 1, 2001, prospectus.

On April 30, 1999, the Putnam VT Asia Pacific Fund was closed to new investors and to new investments by existing investors. Effective October 14, 2002, Putnam VT Asia Pacific Growth Fund will merge into and become part of the Putnam VT International Growth Fund. In this merger, your investment in Putnam VT Asia Pacific Growth Fund will become an investment in Putnam VT International Growth Fund with an equal total net asset value. Putnam Investment Management, LLC believes that the merger will provide investors the opportunity to pursue the investment goal of capital appreciation through a substantially larger fund that invests in a more diversified portfolio of international securities and has a substantially lower expense ratio.

Please read this supplement carefully and keep it with your prospectus for future reference because the Putnam VT International Growth Fund will not be available for new investment through the SelectHLife III Policy.

The following information about the Putnam VT International Growth Fund is added to the "Investment Advisory Fees and Other Fund Expenses" section on page 9 of the prospectus:
Fund Name	Investment Management Fees	Other Expenses	Total Portfolio Expenses	Fees and Expenses Waived or Reimbursed	Total Net Portfolio Expenses
Putnam Variable Trust
Putnam VT International Growth Fund (Class IA Shares)	0.76%	0.18%	0.94%	--	0.94%

The following information about the Putnam VT International Growth Fund is added to the "Investment Funds" section on page 12 of the prospectus:

	Fund	Adviser/ Subadviser	M O N E Y M A R K E T	F I X E D I N C O M E	G R O W T H & I N C O M E	I N T E R N A T I O N A L	B A L A N C E D	G R O W T H	A G G R E S S I V E G R O W T H	Objectives	Primary Investments
Putnam Variable Trust	Putnam VT International Growth Fund (Class IA Shares)	Putnam Investment Management, LLC								Seeks capital appreciation	Invests mainly in large and midsize international stocks, targeting companies with established earnings growth that are priced below their fundamental worth.
The following information updates and replaces the "Management" section on page 50 of the prospectus:
The following is a list of current directors and principal officers of the Company, their position with the Company and their business experience during the past five years.
Name and Address	Position with the Company	Business Experience During the Past 5 Years
P. Randall Lowery*	Director

Has held several directorships and various executive officer positions with various ING affiliated companies since 1990, including positions as Director, Executive Vice President, General Manager and Chief Actuary.

Thomas J. McInerney*	Director	Has held several directorships and various executive officer positions with various ING affiliated companies since 1997, including positions as Director, Chief Executive Officer, and President.
Mark A. Tullis*	Director

Has held several directorships and various executive officer positions with various ING affiliated companies since 1999, including positions as Director, President, Treasurer, General Manager and Chief of Staff. Executive Vice President of Primerica from 1994 to 1999.

2

Name and Address	Position with the Company	Business Experience During the Past 5 Years
Keith Gubbay*	Director and President

Has held several directorships and various executive officer positions with various ING affiliated companies since 1999, including positions as Director, Executive Vice President, and General Manager. Executive Vice President of Whitehall Financial Group from 1996 to 1998.

Chris D. Schreier*	Director, Chief Financial Officer and Sr. Vice President

Has held several directorships and various executive officer positions with various ING affiliated companies since 1990, including positions as Director, President, Chief Financial Officer, Senior Vice President, and Treasurer.

David S. Pendergrass*	Vice President and Treasurer	Has held several executive officer positions with various ING affiliated companies, including positions as Vice President and Treasurer.
David Wheat*	Chief Accounting Officer

Chief Accounting Officer of various affiliated companies with various ING affiliated companies since 2001. Partner of Ernst & Young LLP from 1999 to 2001. Office Managing Partner of Ernst & Young LLP from 1995 to 1999.

*	The address of these Directors and Officers is 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. These individuals may also be directors and/or officers of other affiliates of the Company
**	The address of this Officer is 20 Washington Avenue South, Minneapolis, Minnesota 55401. This individual may also be an officer of other affiliates of the Company.

124749	3	October 2002